UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 5, 2011
CPEX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-33895	26-1172076

(Commission file number)	(IRS Employer Identification Number)

2 Holland Way, Exeter, New Hampshire	03833

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (603) 658-6100
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On April 5, 2011, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 3, 2011, by and among FCB I Holdings Inc., a Delaware corporation (“FCB I”), FCB I Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of FCB I (“Merger Sub”), and CPEX Pharmaceuticals, Inc. (“CPEX” or the “Company”), Merger Sub was merged with and into the Company, with the Company being the surviving corporation (the “Merger”). Upon completion of the Merger, the Company became a wholly-owned subsidiary of FCB I. The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by the Company’s board of directors and its stockholders. The Company’s stockholders approved the Merger Agreement at a special meeting of the stockholders held on March 24, 2011.
     At the effective time and as a result of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any stockholder of the Company who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law and shares owned by the Company as treasury stock or by FCB I or any subsidiary of either the Company or FCB I, was automatically cancelled and converted into the right to receive $27.25 in cash, without interest and less any applicable withholding taxes. Upon the effective time of the Merger, holders of the Company’s common stock immediately prior to the effective time ceased to have any rights as stockholders of the Company (other than the right to receive $27.25 in cash, without interest, and if exercised in accordance with Delaware General Corporation Law, appraisal rights).
     Immediately prior to the effective time of the Merger, each outstanding unvested and non-exercisable stock option of the Company became fully vested and exercisable. As of the effective time of the Merger, each stock option outstanding immediately prior to the effective time was cancelled in exchange for the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the excess, if any, of $27.25 over the per share exercise price for such stock option and (ii) the total number of shares underlying such stock option. Immediately prior to the Effective Time, each outstanding restricted stock unit of the Company became fully vested and cancelled in exchange for the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) $27.25 and (ii) the total number of shares underlying such restricted stock unit.
     The Merger consideration was funded in part by FCB I LLC, a Delaware limited liability company and wholly-owned subsidiary of Merger Sub through proceeds of a loan agreement by and among FCB I LLC, as borrower, The Bank of New York Mellon, as agent, and the other lenders from time to time party thereto. In addition, the Merger consideration was funded in part through financing received from Black Horse Capital LP, Black Horse Capital Master Fund Ltd., Footstar Corporation (“Footstar”) and from FCB I’s and the Company’s internally available cash and cash from operations. For information about the interests of CPEX’s directors and officers in the Merger, reference is made to the definitive proxy statement filed by the Company with the SEC on February 4, 2011.
     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Additional information and details of the Merger Agreement were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on January 4, 2011, and are incorporated by reference herein.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the closing of the Merger, the Company notified the NASDAQ Capital Market (“NASDAQ”) on April 5, 2011 that the Merger was consummated, and trading of the common stock of the Company on NASDAQ has been suspended. NASDAQ has filed a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report that the shares of the Company’s common stock are no longer listed on NASDAQ. The Company intends to file a certification on Form 15 with the SEC requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.
Item 3.03. Material Modification to Rights of Security Holders.
     The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
     Upon the closing of the Merger on April 5, 2011, a change in control of the Company occurred, and the Company now is a wholly owned subsidiary of FCB I, as described in Item 2.01 of this Current Report on Form 8-K.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the closing of the Merger and pursuant to the Merger Agreement, the directors of Merger Sub became the directors constituting the Board of Directors (the “Board”) of the Company and each of James R. Murphy, John A. Sedor, Michael McGovern, John W. Spiegel and Robert Forrester were removed from their Board positions and any respective committees to which they belonged. In connection with the closing of the Merger, as of April 5, 2011, the employment of John A. Sedor, the Company’s President and Chief Executive Officer, Robert P. Hebert, the Company’s Vice President and Chief Financial Officer, Lance Berman, the Company’s Senior Vice President and Chief Medical Officer, and Nils Bergenhem, the Company’s Vice President and Chief Scientific Officer, was terminated.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation and bylaws of the Company were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Merger Sub in effect immediately prior to the effective time of the Merger, except as provided in the Merger Agreement.
Item 8.01. Other Events.
     On April 5, 2011, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of January 3, 2011, by and among FCB I Holdings Inc., FCB I Acquisition Corp. and CPEX Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2011).

99.1	Press Release, dated April 5, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPEX PHARMACEUTICALS, INC. Registrant
By:	/s/ Jonathan M. Couchman
Jonathan M. Couchman

Dated: April 5, 2011

Index to Exhibits

Exhibit
Number	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of January 3, 2011, by and among FCB I Holdings Inc., FCB I Acquisition Corp. and CPEX Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2011).

99.1	Press Release, dated April 5, 2011.